SCHEDULE 14A
                     Information Required in Proxy Statement

                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to S 240.14a-11(c) or
         S 240.14a-12

                       Acceptance Insurance Companies Inc.
                (Name of Registrant as Specified In Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No Fee required.
[ ]      Fee computed on table below per Exchange Act Rules
         14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction
applies:
         ____________________________________________________________

         2) Aggregate number of securities to which transaction
applies:
         ____________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was
determined):
         ____________________________________________________________

         4) Proposed maximum aggregate value of transaction:
         ____________________________________________________________

         5) Total fee paid:
         ____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         _____________________________________________________

         2) Form, Schedule or Registration Statement No.:
         _____________________________________________________

         3) Filing Party:
         _____________________________________________________

         4) Date Filed:
         _____________________________________________________

                       ACCEPTANCE INSURANCE COMPANIES INC.
                              222 South 15th Street
                                 Suite 600 North
                                 Omaha, NE 68102
                                 (402) 344-8800


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 28, 1998

To Shareholders:

Please take notice that the Annual Meeting of Shareholders of Acceptance Insurance Companies Inc. (the "Company") will be held at the Doubletree Hotel, 1616 Dodge Street, Omaha, Nebraska, on
May 28, 1998, at 10:00 a.m., local time. At the meeting, shareholders will be asked to consider and vote upon the following matters:

         (1) The election of nine directors to hold office until the Annual Meeting in 1999 or until the election and qualification of their successors;

         (2) The ratification of the appointment of Deloitte & Touche LLP as the Company's principal independent accountants; and

         (3) Such other matters as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 22, 1998, will be entitled to vote at the Meeting or any adjournment thereof. A list of shareholders entitled to notice of and to vote at the Meeting will be available for inspection at the offices of the Company during the ten days preceding the Annual Meeting.

                                          By Order of the Board of Directors,
                                          Donn E. Davis
                                          Secretary

Omaha, Nebraska
April 30, 1998

Acceptance Insurance Co. Inc.






                       ACCEPTANCE INSURANCE COMPANIES INC.
                              222 South 15th Street
                                 Suite 600 North
                                 Omaha, NE 68102


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To The Shareholders:
         Please take notice that the Annual Meeting of Shareholders of Acceptance Insurance Companies Inc. (the "Company") will be held at the Doubletree Hotel, 1616 Dodge Street, Omaha, Nebraska, on May 27, 1999, at 10:00 a.m., local time for the following purposes:

(1) To elect nine directors to hold office until the next Annual Meeting or until the election and qualification of their successors;

(2) To ratify the appointment of Deloitte & Touche LLP as the Company's principal independent accountants; and

(3) To consider and act upon any other matters that may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 20, 1999 as the record date for determining the shareholders having the right to vote at the meeting or any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 222 South 15th Street, Suite 600 North, Omaha, Nebraska during the ten days prior to the Annual Meeting.

        You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted in accordance with the directions you give therein. Where no directions are indicated Proxies will be voted "for" each of the proposals set forth in the accompanying Proxy Statement as indicated in the accompanying proxy statement and proxy. A return envelope is provided which requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. The giving of this Proxy will not affect your right to revoke such Proxy by appropriate written notice, or to vote in person if you choose to attend the meeting.

                                        By Order of the Board of Directors,


                                        J. Michael Gottschalk, Secretary

Omaha, Nebraska
April 27, 1999

                       ACCEPTANCE INSURANCE COMPANIES INC.
                              222 South 15th Street
                                 Suite 600 North
                                 Omaha, NE 68102


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 27, 1999

                                I. INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Acceptance Insurance Companies Inc., a Delaware corporation (the "Company"), of Proxies in the accompanying form for the Annual Meeting of the Shareholders of the Company to be held at 10:00 a.m., local time, May 27, 1999, at the Doubletree Hotel, 1616 Dodge Street, Omaha, Nebraska, or at any adjournments thereof (the "Annual Meeting" or the "Meeting"). The principal offices of the Company are located at 222 South 15th Street, Suite 600 North, Omaha, Nebraska 68102. This Proxy Statement and the accompanying form of Proxy were first sent to shareholders on or about April 27, 1999.

                               VOTING AND PROXIES
Record Date; Voting Rights

         Only holders of record of the Company's Common Stock at the close of business on April 20, 1999 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Shareholders of record on the Record Date are entitled to one vote per share on any matter that may properly come before the Annual Meeting. As of the Record Date, there were 14,243,857 shares of Common Stock, $.40 par value, outstanding and entitled to vote. The presence, either in person or by properly executed Proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.

         Shares of Common Stock entitled to vote and represented by properly executed, returned and unrevoked proxies will be considered present at the meeting for purposes of determining a quorum, including shares with respect to which votes are withheld, abstentions are cast or there are broker non-votes.

Matters to be Voted Upon; Vote Required

At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

         (1) The election of nine directors to hold office until the next Annual Meeting or until the election and qualification of their successors. Nominees receiving a plurality of the votes cast at the Meeting will be elected as directors of the Company. Consequently, votes withheld and broker non-votes will have no impact on the election of directors.

         (2) The ratification of the appointment of Deloitte & Touche LLP as the Company's principal independent accountants. Ratification of the appointment of the accountants requires the affirmative vote of a majority of the votes cast at the Meeting. Abstentions will have the same effect as a vote against ratification. Broker non-votes will not be considered shares entitled to vote and will not be counted as votes for or against the ratification.

Directors and certain executive officers of the Company and their affiliates own 5,146,379 shares of Common Stock, approximately 36% of the total outstanding shares, and have advised the Company that they intend to vote FOR the election of the director nominees and ratification of the appointment of Deloitte & Touche LLP as the Company's principal independent public accountants.

Solicitation of Proxies

         The Company has borne and will bear all costs of this solicitation. Following the original mailing of this Proxy Statement and accompanying materials, directors and officers and other employees of the Company may solicit, without additional compensation, or may engage others to solicit, Proxies by any appropriate means, including personal interview, mail, telephone and facsimile or telegraph. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries, which are holders of record of the Company's Common Stock, to forward Proxy soliciting material to the beneficial owners of such shares, and the Company will reimburse such holders of record for their reasonable expenses incurred in connection therewith.

         Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the Secretary of the Company, at or before the Annual Meeting, a written notice of revocation bearing a later date than the Proxy, (ii) duly executing a Proxy relating to the same shares, bearing a later date, and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of the Proxy).

Board Recommendation

         Properly executed Proxies will be voted in accordance with shareholders' directions. If no directions are given, Proxies will be voted FOR the election of the director nominees and the ratification of the appointment of the Company's principal independent public accountants. The Board of Directors recommends a vote FOR each of the matters submitted to shareholders for approval at the Annual Meeting.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Any proposal which a holder of Common Stock intends to present at next year's annual meeting of shareholders must be received by the Secretary of the Company, at the address appearing on the first page of this Proxy Statement, no later than December 29, 1999, in order to be included in the Proxy Statement and the form of Proxy relating to that meeting.

               II. MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

         At the Annual Meeting the shareholders will consider and vote upon:
(1) the election of directors to hold office until the next Annual Meeting or until the election and qualification of their successors; and (2) the ratification of the appointment of Deloitte & Touche LLP as the Company's principal independent accountants for 1999.

                        PROPOSAL 1 -ELECTION OF DIRECTORS

         At the Annual Meeting, shareholders will be asked to elect a board of nine directors to hold office until the next Annual Meeting or until the election and qualification of their successors. The following table sets forth information regarding nominees for election to the Company's Board of Directors. All of the nominees currently serve as directors of the Company.
If a nominee is unable to serve or, for good cause, will not serve, the Proxy confers discretionary authority to vote with respect to the election of any person to the board.




Nominees
                                                                               Position, Principal Occupations
   Name and Age                                                                  and Other Directorships
Jay A. Bielfield(1), 53 . . . . . . . . . . . . . . . .Mr. Bielfield has been a director of the Company since December 1992.
                                                       Mr. Bielfield is an employee of Little Caesar International, Inc.

Kenneth C. Coon(2), 48. . . . . . . . . . . . . . .    Mr. Coon is Chairman and Chief Executive Officer of the Company and has been a director of the Company since December 1992. He served as Interim Chief
                                                       Executive Officer of the Company beginning in February 1992, and as Chairman and President from December 1992 until March 1994 when he was elected
                                                       Chairman and Chief Executive Officer. Mr. Coon has been President and Chief
                                                       Executive Officer, and a director, of Acceptance Insurance Holdings Inc.
                                                       since its formation and of each of its subsidiaries since their formation or acquisition. Since August 1993 he also has served as a director of The
                                                       Redland Group, Inc. and each of its subsidiaries, all of which are subsidiaries of the Company.

Edward W. Elliott, Jr.(2)(4), 55. . . . . . . . . .    Mr. Elliott has been a director of the Company since December 1992.
                                                       Mr. Elliott is Vice-Chairman and Chief Financial Officer of Franklin
                                                       Enterprises, Inc., a private investment management firm located in
                                                       Deerfield, Illinois. Mr. Elliott also serves as a director of Warehouse
                                                       Club, Inc.

Robert LeBuhn(3), 66. . . . . . . . . . . . . . . . .  Mr. LeBuhn has been a director of the Company since December 1992.
                                                       Mr. LeBuhn is a private investor. He was Chairman of Investor International
                                                       (U.S.), Inc., an investment firm in New York, New York, until September
                                                       1994. Mr. LeBuhn serves as a director of USAir Group, Inc., Cambrex Corp., and Enzon, Inc.

Michael R. McCarthy(2)(4), 47. . . . . . . . . .       Mr. McCarthy has been a director of the Company since December 1992.
                                                       Mr. McCarthy has been Chairman and a director of McCarthy & Co., a firm engaged in the investment banking business in Omaha, Nebraska, since it was organized in 1986. He also is a director and Chairman of McCarthy Group,
                                                       Inc., an investment and merchant banking firm and the parent of
                                                       McCarthy & Co.

John P. Nelson(2), 58 . . . . . . . . . . . . . . . . .Mr. Nelson has been President and Chief Operating Officer of the Company since March 1994, and a director since August 1993. Mr. Nelson serves as either Chairman or President and a director of The Redland Group, Inc. and each of its insurance subsidiaries, all of which are subsidiaries of the
                                                       Company. Since August 1993 he also has served as a director of Acceptance
                                                       Insurance Holdings Inc. and each of its subsidiaries.

R. L. Richards(1), 50 . . . . . . . . . . . . . . . . .Mr. Richards has been a director of the Company since January 1991.
                                                       Mr. Richards serves as Managing Director of RDT Limited, a private investment company located in Dublin, Ohio. Prior to the organization of RDT
                                                       Limited in December 1994 he served as President and director of its predecessor and has held various positions with that company since 1978.
                                                       Mr. Richards also serves as a director of United Magazine Company.

                                                                              Position, Principal Occupations
Name and Age                                                                     and Other Directorships
David L. Treadwell(3), 44 . . . . . . . . . . . . . .  Mr. Treadwell has been a director of the Company since December 1992.
                                                       Mr. Treadwell is President of Prechter Holdings, Inc., which is responsible for a portfolio of investments, including operating businesses in automotive supply, newspaper publishing, real estate development and residential construction.

Doug T. Valassis(3), 46 . . . . . . . . . . . . . . .  Mr. Valassis has been a director of the Company since December 1992.
                                                       Mr. Valassis is President and Chief Operating Officer and a director of
                                                       Franklin Enterprises, Inc., an investment management firm in Deerfield,
                                                       Illinois, and is a director of Warehouse Club, Inc. He also serves as a director and officer of Lindner Investments, Massachusetts Trust, a complex of six investment funds; and as a director of each of the six funds.

(1) Member of the Audit Committee of the Company.

(2) Member of the Executive Committee of the Company.

(3) Member of the Compensation Committee of the Company.

(4) Member of the Nominating Committee of the Company.

                  PROPOSAL 2 -RATIFY APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS
         At the Annual Meeting shareholders also will be asked to ratify the Board of Director's appointment of Deloitte & Touche LLP as the Company's principal independent accountants for 1999. The appointment of independent accountants by the Board of Directors is submitted for ratification by the shareholders. Although shareholder approval is not required, if the shareholders do not ratify the appointment, the Board of Directors will reconsider the matter.

         Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions presented by shareholders.

                III. INFORMATION ABOUT THE COMPANY, DIRECTORS AND
                               EXECUTIVE OFFICERS

            MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES THEREOF

         The Board of Directors met four times in 1998. All of the nominees for director served on the Board of Directors throughout 1998. There are four committees of the Board, an Executive Committee, an Audit Committee, a Nominating Committee and a Compensation Committee.
         The Executive Committee may exercise certain limited powers of the Board of Directors. It met four times in person and seven additional times by teleconference in 1998. The Audit Committee has authority to review internal audit and financial controls, and to recommend to the Board the independent public accountants to serve as auditors, review with the independent auditors the annual audit plan, the financial statements, the auditor's report and their evaluation and recommendations concerning the Company's internal controls, and approve the types of professional services for which the Company may retain the independent auditors. The Audit Committee met once in 1998. The Compensation Committee reviews the compensation of the executive officers of the Company, and makes recommendations to the Board of Directors regarding such compensation and awards under the various compensation plans adopted by the Company. The Compensation Committee met once in 1998. The Nominating Committee recommends director nominees to the Board of Directors. The Nominating Committee did not meet formally in 1998.

During 1998, each director participated in at least 75% of the meetings or actions by consent of the Board of Directors and each committee on which he sat.

                            COMPENSATION OF DIRECTORS

           Members of the Board of Directors who are not full-time employees of the Company receive an annual retainer of $10,000 plus $1,000 for attendance at each meeting of the Board of Directors, $1,000 for attendance at each meeting of a Committee on which the director sits occurring other than on a day when the directors meet, and $500 for each such meeting occurring on a day when the directors meet. Non-employee directors who serve as Chairman of a Board Committee, receive an additional $3,000 annual retainer.




                               EXECUTIVE OFFICERS
         The individuals identified below are the executive officers of the Company who have been appointed by the Board of Directors. Executive officers normally are appointed annually by the Board of Directors and serve at the pleasure of the Board.

Kenneth C. Coon, 48 . . . . . . . . . . . . . . . . .Chairman and Chief Executive Officer of the Company and a director of the
                                                     Company since December 1992. He served as Interim Chief Executive Officer of the Company beginning in February 1992, and as Chairman and President from
                                                     December 1992 until March 1994 when he was elected Chairman and Chief
                                                     Executive Officer. Mr. Coon has been President and Chief Executive Officer and a director of Acceptance Insurance Holdings Inc. since its formation and of each of its subsidiaries since their formation or acquisition. Since August
                                                     1993 has served as a director of The Redland Group, Inc. and each of its subsidiaries, all of which are subsidiaries of the Company.

John P. Nelson, 58. . . . . . . . . . . . . . . . . .President and Chief Operating Officer of the Company since March 1994, and a director since August 1993. Mr. Nelson serves as either Chairman or President and a director of The Redland Group, Inc. and each of its insurance subsidiaries, all of which are subsidiaries of the Company. Since August 1993 he also has served as a director of Acceptance Insurance Holdings Inc. and each of its subsidiaries.

G. Thomas Bolton, 53. . . . . . . . . . . . . . . . .Senior Vice President, Claims Administration since January 1996. Mr. Bolton came to Acceptance from Arthur Andersen LLP, where he was a Property and
                                                     Casualty Claims Consultant. Prior to that time he was employed for 16 years by, and was the Eastern Territorial Claim Executive and Assistant Vice
                                                     President for, the Home Insurance Group.

Greg D. Ewald, 45 . . . . . . . . . . . . . . . . . .Senior Vice President -Reinsurance of the Company since October 1993.
                                                     Mr. Ewald has been Vice President of Underwriting for Acceptance Insurance
                                                     Company and Acceptance Indemnity Insurance Company since April 1990. Prior thereto, Mr. Ewald was Vice President, Treaty Underwriting, at Underwriters
                                                     Reinsurance Company.

Stephen T. Fitzpatrick, 52 . . . . . . . . . . . . . Chief Underwriting Officer of the Company since February 1999. Mr. Fitzpatrick joined Acceptance Insurance Company in 1994 to establish the Company's Itasca,
                                                     Illinois office, which he continues to manage. He previously held various local, regional and national underwriting and other positions with Nordstern
                                                     Insurance Company, Home Insurance Company and Chubb Insurance Companies.

J. Michael Gottschalk, 54 . . . . . . . . . . . . . .Chief Legal Officer, General Counsel and Secretary of the Company since
                                                     August, 1998. For the prior 25 years Mr. Gottschalk was a member of the Kutak
                                                     Rock law firm and engaged in the private practice of law.

Kim R. Gibson, 41 . . . . . . . . . . . . . . . . . .President, American Agrisurance and certain subsidiaries since January, 1996,
                                                     Vice President of Redland Insurance Company and American Growers since 1990.
                                                     Mr. Gibson joined American Agrisurance as an adjuster in 1981 and has held various positions in that company.

Richard C. Gibson, 63 . . . . . . . . . . . . . . . .Executive Vice President of The Redland Group, Inc. since August 1993, and effective January 1996, President of American Growers Insurance Company and
                                                     Chairman and Chief Executive Officer of American Agrisurance, Inc., a
                                                     wholly-owned marketing subsidiary of the Company. Mr. Gibson served as
                                                     President of American Agrisurance, Inc., from its formation in November 1976 until January 1996. From 1973 through 1976, Mr. Gibson was Vice President and
                                                     Marketing Manager of Blakley Crop Hail and prior to that time, from 1964 through 1973, he was Branch Manager of the Crop Division of the Insurance
                                                     Company of North America.

Robert W. Haney, 57 . . . . . . . . . . . . . . . . .Senior Vice President of Claims Litigation of the Company since July 1993. For the prior 11 years, Mr. Haney was Assistant Vice President of Claims for
                                                     Empire Fire & Marine Insurance Company.

Karl Heinz-Lenk, 59. . . . . . . . . . . . . . . . . Vice President, Information Systems, for the Company since May, 1996.
                                                     Mr. Heinz-Lenk was employed by Unisys Corporation for 15 years prior to joining the Company.

Peter A. Knolla, 52 . . . . . . . . . . . . . . . . .Assistant Secretary, Legal Affairs of the Company since December 1992 and
                                                     Secretary of the majority of the Acceptance subsidiaries since July 1991.
                                                     Prior to that time he was associated with the Central National Insurance Group and Empire Fire and Marine Insurance Company for 15 years.

Georgia M. Mace, 49 . . . . . . . . . . . . . . . . .Treasurer and Chief Financial Officer of the Company since May 1992. Ms. Mace has been Treasurer and Chief Financial Officer of Acceptance Insurance Company
                                                     since its formation and of each of the Acceptance subsidiaries since their formation or acquisition. She also has served as a director of Acceptance
                                                     Insurance Company and Phoenix Indemnity Insurance Company since their formation. Ms. Mace formerly was Treasurer of Cornhusker Casualty, a division of Berkshire Hathaway.

Raymond N. Siebert, 51. . . . . . . . . . . . . . . Chief Administrative Officer for the Company since May 1995. Prior to that,
                                                    Mr. Siebert was an Assistant Vice President for Systems and Operations for the
                                                    Home Insurance Company. Mr. Siebert held various administrative and operations support positions at Home Insurance for 13 years. He also has held positions in a similar capacity for the Illinois FAIR Plan, Chubb and Son, and Allstate
                                                    Insurance Co., beginning in 1975.

Bruce W. Slaughter, 62. . . . . . . . . . . . . . . Senior Vice President of Redland Insurance Company since October of 1995.
                                                    Prior to joining Acceptance in October 1994, Mr. Slaughter was Executive Vice
                                                    President of Home Insurance Company. He previously was Vice President with
                                                    Chubb Insurance Group, having been with that company for 24 years.

Joseph G. Smith, 44 . . . . . . . . . . . . . . . . President of Phoenix Indemnity Insurance Company since August, 1998. Beginning in 1993 Mr. Smith served as the Company's Vice President of Budget, Audit and
                                                    Strategic Planning, and was Vice President and Treasurer of Redland Insurance
                                                    Company from September 1982 to October 1994. Prior to joining Redland,
                                                    Mr. Smith worked as a certified public accountant with Ernst & Whinney for six years.

Thomas D. Stamm, 52 . . . . . . . . . . . . . . . . Senior Vice President of Acceptance Insurance Company since October 1993. Prior to that time, Mr. Stamm was a founding officer and Senior Vice President of
                                                    Underwriting for the Scottsdale Insurance Company. Previously Mr. Stamm was a
                                                    Vice President of Underwriting for Great Southwest Fire Insurance Company for
                                                    10 years.

John R. Svoboda, 46 . . . . . . . . . . . . . . . . Vice President -Regulatory Affairs for the Company since July 1991, Mr. Svoboda has been with the Company since 1987. For the prior 13 years Mr. Svoboda was a
                                                    Senior Examiner with the Nebraska Department of Insurance.

                      COMPENSATION OF EXECUTIVE OFFICERS
         The following table sets forth for each of the three years ended December 31, 1998, the compensation paid by the Company to its Chief Executive Officer and the four most highly compensated executive officers receiving total compensation in excess of $100,000 annually.

                                                   Summary Compensation Table

                                                                                 Long Term
                                 Annual Compensation                            Compensation
                                                                         Deferred          Securities
Name and                                                                Cash Bonus        Underlying       Other
Principal Position         Year     Salary            Bonus(1)          Payable(2)       Option         Compensation(3)
Kenneth Coon               1998    $280,176          $479,600           $      0              0            $324,676 (4)
Chairman, Chief Executive  1997     274,374           414,283                  0              0             372,938 (4)
Officer and Director       1996     275,875           166,163            120,663        280,000              24,602(5)

John Nelson                1998     259,100           330,000                  0              0              29,376
President, Chief Operating 1997     252,088           285,885                  0              0              26,899
Officer and Director       1996     253,750            94,160             83,160        220,000              17,396

Richard Gibson             1998     216,460           140,000                  0              0              17,775
Chairman and Chief
Executive                  1997     209,463           158,601                  0              0              11,521
Officer, American          1996     203,850            87,400             23,400         70,000                   0
Agrisurance, Inc.
Thomas Stamm               1998     173,807            79,466                  0              0              12,630

Sr. Vice President,
Acceptance                 1997     166,339            56,700                  0              0              11,152
Insurance Company          1996     154,705            40,078             22,078         55,000               9,739
Kim Gibson                 1998     148,883            86,000                  0              0              11,712
President and Chief
Operating                  1997     139,750            98,467                  0              0               9,020
Officer, American          1996     130,000            52,667             12,667         70,000               9,133
Agrisurance, Inc.

(1)Reflects amounts paid under the Management Incentive Compensation Plan adopted by the Company pursuant to which cash bonuses may be awarded to executives and key employees of the Company and its subsidiaries measured principally on Company earnings and individual performance. Amounts paid during a given year reflect incentive compensation earned during the prior year.

(2)The amounts reflect cash bonuses earned by the named executive offices and payable in the next year.

(3)Except where indicated, these amounts reflect the Company's contribution on behalf of such persons to Defined Contribution Plans maintained by the Company.

(4)Includes $254,978 paid in 1998 and $300,957 paid in 1997 to Mr. Coon for the income tax benefit received by the Company for its recognition of compensation to him in connection with the exercise of non-qualified stock options.
(5)Includes $2,500 paid to Mr. Coon in 1996 as director fees by a former subsidiary of the Company.

Stock Options and Stock Appreciation Rights
During the year ended December 31, 1998 the Company did not grant stock options or stock appreciation rights to any executive officer of the company whose compensation is reported in the summary compensation table.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND l
                         FISCAL YEAR-END OPTION VALUES
The following table sets forth certain information concerning options exercised during 1998, and the number and value of unexercised options at the end of 1998, for executive officers of the Company whose compensation is reported in the summary compensation table.

                                                                     Number of Securities                Value* of Unexercised
                                   Number of                         Underlying Unexercised                     In-the-Money
                                 Shares Acquired       Value            Options at Fiscal                    Options at Fy-End
         Name                      on Exercise        Realized               Year End                  Exercisable/Unexercisable

Kenneth Coon                          25,000           381,250         214,500  Exercisable Options                $776,761
         Chairman, Chief Executive                                     185,500  Unexercisable Options               100,625
         Officer and Director
John Nelson                                0                 0         110,500  Exercisable Options                 153,839
         President, Chief Operating                                    139,500  Unexercisable Options                43,125
             Officer and Director

Richard Gibson                             0                 0          28,000  Exercisable Options                   7,784
         Chairman and Chief Executive                                   42,000  Unexercisable Options                     0
         Officer, American Agrisurance,
         Inc.

Tom Stamm                                  0                 0          39,500  Exercisable Options                 137,991
         Sr. Vice President, Acceptance                                 35,500  Unexercisable Options                14,375
         Insurance Company
Kim Gibson                                 0                 0          35,500  Exercisable Options                  50,909
         President and Chief Operating                                  44,500  Unexercisable Options                14,375
         Officer, American Agrisurance,
         Inc.

* Calculated as the difference between the option exercise price and the closing price per share on the New York Stock Exchange on December 31, 1998.




         Kenneth C. Coon, Chairman and Chief Executive Officer of the Company, is employed under an employment agreement. Under this agreement, upon termination of his employment without cause or in certain circumstances by him, the Company is obligated to pay him the amount of his base salary remaining payable over the balance of his employment term (currently ending December 31, 2000, subject to annual automatic one year extensions unless terminated by either party upon one year's notice prior to each January 1), the amount of his highest annual cash bonus earned multiplied by the number of full and partial years remaining in his employment term, and the amount of any incentive, profit-sharing bonus, stock option or other plan accrued on his behalf.
Similar payments are due upon the death or disability of Mr. Coon.

         John P. Nelson and Richard C. Gibson, respectively the President and Chief Operating Officer of the Company, and Chairman and Chief Executive Officer of American Agrisurance, Inc., one of the Company's subsidiaries, are each employed pursuant to identical employment agreements for a term currently ending December 31, 1999, but subject to annual automatic one-year extensions, unless terminated by either party upon 45 days notice prior to each January 1.

Report of the Compensation Committee on Executive Compensation

        In 1993, the Committee developed the current compensation program covering the Company's Chief Executive Officer, and other executive officers and key employees. Compensation is composed of a combination of salary, incentive cash bonuses and stock option grants. The Committee believes that, when operating goals established for the Company are met, it is in the Company's best interest to maintain the level of experienced executives and key employees who delivered such results by allowing such persons to participate in the Company's profits.

         The Company intends that the salary portion of executive compensation, while intended to be competitive in the market place for comparable positions, is not intended as the principal vehicle for rewarding high-level performance by such executives. Rather, over time, the compensation policy will limit salary increases largely to reflect inflation and increased responsibility.
The Management Incentive Compensation Plan, calling for the payment of cash bonuses in accordance with the provisions of the Plan, is the Company's vehicle or rewarding superior performance.

         The Management Incentive Compensation Plan includes the following:

(a) Early each year, the Committee, working with the Chief Executive Officer and other key executives, will establish overall Company performance goals, as a target net earnings per share for the year. The senior executive of each staff and operating division, working with the Chief Executive Officer and the Committee, will set individual performance goals for key employees within their division, which are tied to the Company's strategic plan for such division for that year. These individual performance goals are intended to be objective and identifiable in order to measure the degree of performance by the executives and key employees.

(b) The maximum bonus payable is established as a percentage of base salary which ranges from 200% for the Chief Executive Officer down to 20% for lower level key employees. There also is established, as a percentage of bonus payable, the extent to which the amount of bonus will be based upon meeting Company goals, and the extent to which the bonus will be based upon meeting individual goals. Not more than 20% of the maximum bonus payable may be granted at the discretion of the Committee. Attainment of Company goals is weighted more heavily for senior executives (70% for the Chief Executive Officer), while individual goals are weighted more heavily for executives and key employees at the staff and division levels.

(c)The Plan ties the amount of bonus payable, as a percentage of the total maximum, to an analysis of the degree to which goals are met, exceeded or not met. This formula calls for payment of 75% of the maximum bonus where 100% of the goals are achieved; an additional 1% of maximum bonus for each 1% that the goals are exceeded (up to the maximum amount of bonus); a reduction of 2% of maximum bonus for each 1% below 100% attainment of goals; with no bonus payable if less than 75% of goals are obtained. The Committee may establish an aggregate maximum amount of bonuses which may be granted in any year.

         Effective June 1, 1996, the Company adopted an Executive Deferred Compensation Plan. The Plan is a non-qualified deferred compensation arrangement pursuant to which eligible employees may defer compensation by having the Company pay over to the Plan and defer income tax liability on the deferred amounts until the compensation is received by them. Only highly compensated (in excess of $80,000 annually) or key management employees selected by the Committee and who elect to participate in the Plan are eligible under the Plan. The Company matches 100% of the first 5% of income deferred by participants in the Plan.

         The Committee believes that incentive stock options remain an important aspect of executive compensation, particularly for the Chief Executive Officer, Chief Operating Officer and senior executives. At present, the award of incentive stock options is made at the discretion of the Committee, although the Chief Executive Officer is consulted with respect to the grant of stock options to the other senior executives.

         The Committee has not yet adopted a policy with respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code. The Committee deems it unnecessary at this time to adopt such a policy, as it does not consider it eminent that annual compensation to any executive officer will exceed $1 million. The Committee intends to monitor executive compensation, including the value of compensation which may ultimately be received by the Chief Executive Officer and other executive officers, comprised of salary, cash bonuses and receipt of values under stock option grants, and will address a policy to qualify compensation paid to executive officers under Section 162(m) at the time it deems it necessary to do so.

         In all respects, the action of the Compensation Committee is subject to approval by the Board of Directors. During 1998, based upon the foregoing criteria applied to the 1997 year, the Board of Directors awarded the Chief Executive Officer a 2.1% salary increase and a cash bonus in the amount of $479,600.

         Members of the Compensation Committee are:

                  Robert LeBuhn, Chairman

                  David L. Treadwell

                  Doug T. Valassis

                            STOCK PERFORMANCE GRAPHS
The following graph compares the performance of the Company's Common Stock during the past five years to the Value Line Property and Casualty Insurance Group and the Russell 2000 Index.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
               Acceptance Insurance Companies, Russell 2000 Index
                and Value Line Insurance: Property/Casualty Index
                 (Performance Results Through December 31, 1998)






[GRAPHIC OMITTED]

Acceptance Insurance Companies               $123.71           $122.68          $162.89           $199.49          $167.01
Russell 2000 Index                   $100     $99.00           $125.89          $146.59           $179.13          $174.23
Insurance: Property/Casualty                  $98.02           $139.11          $177.86           $274.31          $278.49

Assumes $100 invested at the close of trading December 31, 1993 in Acceptance Insurance Companies common stock, Russell 2000 index, and Insurance:
Property/Casualty

*Cumulative total return assumes reinvestment of dividends.

(Source: Value Line, Inc. Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.)


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon the Company's review of Forms 3, 4 and 5, and amendments thereto, furnished during or with respect to the Company's 1998 fiscal year, and separate written representations, no persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, ("Exchange Act") with respect to the Company, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the Company's 1998 fiscal year or prior fiscal years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
         Doug T. Valassis, a director of the Company, is one of two individuals controlling Brisbane Corporation, the Manager of VELP II, a principal shareholder of the Company .

         During the fiscal year ended December 31, 1998, the Company employed McCarthy Group Asset Management, a wholly-owned subsidiary of McCarthy Group, Inc., to furnish investment advisory services to the Company and paid approximately $380,000 for such services. Michael R. McCarthy, a director of the Company, is Chairman and the controlling shareholder of McCarthy Group, Inc.
          The Company contracts with Redland & Associates, Inc., to administer health insurance benefits for its employees and to place property and casualty coverages on behalf of the Company whereby Redland & Associates, Inc., receives commissions from the insurance providers, which totalled $327,000 in 1998. In addition, the Company pays commissions and fees to Redland & Associates, Inc. in connection with insurance written and loss control activities, which totalled $357,000 in 1998. Redland & Associates, Inc., reimburses the Company for an allocable share of certain office occupancy expenses in the sum of $9,000 in 1998. John P. Nelson, President and Chief Operating Officer and a director of the Company, is Chairman of the Board and a principal shareholder of Redland & Associates, Inc.

         By virtue of the foregoing positions, relationships and interests, the persons named above may have an indirect material interest in transactions and business relationships between the Company and its subsidiaries and such persons or their affiliates.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principle Shareholders

         The following table provides information as of April 20, 1999, with respect to beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock.

                                        Sole Ownership                       Shared Ownership                  Total Ownership
Name of                              Number       of Percent            Number of         Percent          Number of      Percent
Beneficial Owner                    Shares(1)     of Class             Shares(1)         of Class         Shares(1)        of Class
VELP II, LLC (2)
Doug T. Valassis(3)                 606,944(3)      4.3%               1,680,345(4)        11.8%           2,287,289         16.1%
D. Craig Valassis
Debra A. Lyomeis
Brisbane Corporation
  1400 N. Woodward Avenue
  Suite 270
  Bloomfield Hills, MI  48304

McCarthy Group, Inc.                  9,000           *                  826,210(5)         5.8%             835,210          5.9%
  Suite 450, One Pacific Place
  1125 South 103rd Street
  Omaha, NE  68124

John P. Nelson                      318,216(6)       2.2%                612,095(7)         4.3%             930,311          6.5%
Acceptance Insurance Companies Inc.
  Suite 600 North
  222 South 15th Street
  Omaha, NE  68102

Neumeier Investment Counsel (8)   1,074,400          7.5%                      -              *            1,074,400          7.5%
  26435 Carmel Rancho Blvd.
  Carmel, CA 93923

Wanger Asset Management, L.P. (9)        -             -               1,588,000           11.1%           1,588,000          11.1%
  Acorn Investment Trust
  227 West Monroe Street
  Suite 3000
  Chicago, IL 60606

*  Less than one percent.

(1) The column sets forth shares of Common Stock which are deemed to be "beneficially owned" pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. For purposes of calculating the percentage of Common Stock beneficially owned by any beneficial owner, but only as to such owner, the shares of Common Stock issuable to such person under stock options or warrants exercisable within 60 days are considered outstanding and added to the shares of Common Stock actually outstanding.

(2) Based upon Amendment No. 4 to a Schedule 13D dated May 29, 1998 and filed with the Securities and Exchange Commission jointly by Doug T. Valassis,
D. Craig Valassis, VELP II, LLC, Brisbane Corporation and Franklin Enterprises, Inc.

(3) Doug T. Valassis directly owns 599,444 shares of Common Stock, and immediately exercisable options to purchase 7,500 shares of Common Stock.

(4) Includes 1,680,345 shares of Common Stock held by VELP II, LLC and managed by Brisbane Corporation, which is owned and controlled by Doug T. Valassis and
D. Craig Valassis. 450,000 shares of Common Stock beneficially owned by Linder Growth Fund and 2,065 shares beneficially owned by Franklin Enterprises, Inc. as to which Doug T. Valassis shares voting and dispositive powers.

(5) Includes 78,702 shares of Common Stock owned by McCarthy & Co., 4,080 share of Common Stock owned by McCarthy & Co.'s 401(k) Plan, and 800 shares of Common Stock managed by McCarthy & Co. d/b/a McCarthy Group Asset Management, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. McCarthy & Co. is a wholly owned subsidiary of McCarthy Group, Inc. Michael R. McCarthy, the Chairman, Chief Executive Officer and a director of McCarthy Group, Inc., also currently is a director of the Company.

(6) John P. Nelson directly owns 200,216 shares of Common Stock, and immediately exercisable options to purchase 118,000 shares of common stock.

(7) Includes 117,540 shares of Common Stock held by a family corporation controlled by Mr. Nelson, 3,884 shares of Common Stock held by Mr. Nelson's wife, 108,200 shares of Common Stock held by Mr. Nelson's children and two corporations controlled by Mr. Nelson and his children, 320,644 shares controlled by Mr. Nelson through revocable proxies, 61,600 shares held by a family limited partnership, one share held by the company's Employee Stock Ownership Plan and 226 shares held as trustee of an irrevocable trust.

(8) Based on a Schedule 13G dated January 30, 1998, filed with the Securities and Exchange Commission on behalf of Neumeier Investment Counsel. Neumeier Investment Counsel is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940.

(9) Based on Amendment No. 2 to a Schedule 13G dated January 27, 1999 and filed with the Securities and Exchange Commission on behalf of Wanger Asset Management, L.P., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940.

Management

The following table provides information as of April 20, 1998, with respect to beneficial ownership of the Common Stock by each director and named executive officer of the Company, individually, and by all directors and executive officers of the Company as a Group.

                                                                                Common Stock
                                                              Number of Shares                   Percent of
                                                              Beneficially Owned (1)              Class (2)
Jay A. Bielfield(3)                                                    20,750                          *
Kenneth C. Coon(4)                                                    422,734                        2.9%
Edward W. Elliott, Jr.(5)                                             660,548                        4.6%
Kim Gibson(6)                                                          38,008                          *
Richard C. Gibson(7)                                                  302,635                        2.1%
Robert LeBuhn(8)                                                       11,000                          *
Michael R. McCarthy(9)                                                835,210                        5.9%
John P. Nelson(10)                                                    930,311                        6.5%
R. L. Richards(11)                                                     61,734                          *
Thomas D. Stamm(12)                                                    43,978                          *
David L. Treadwell(13)                                                  9,200                          *
Doug T. Valassis(14)                                                2,287,289                       16.1%
All directors and officers as a group (24 persons)                  5,824,004                       39.0%

*  Less than one percent.

(1) The column sets forth shares of Common Stock which are deemed to be "beneficially owned" pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Each of the persons in the table has sole voting and investment power with respect to all shares beneficially owned by him or her, except as described in the following footnotes.

(2) For purposes of calculating the percentage of Common Stock beneficially owned by any beneficial owner, but only as to such owner, the shares of Common Stock issuable to such person under stock options or warrants exercisable within 60 days are considered outstanding and added to the shares of Common Stock actually outstanding.

(3) Includes 2,500 shares owned by Mr. Bielfield's spouse and immediately exercisable options to purchase 9,000 shares of Common Stock.

(4) Includes 1,216 shares of Common Stock owned by Mr. Coon's spouse, 12,774 shares of Common Stock held for Mr. Coon's account by the trustee of the Employee Stock Ownership and Tax Deferred Savings Plan ("KSOP"), 1,717 shares of Common Stock held for Mrs. Coon's account by the trustee of the KSOP, and immediately exercisable options to purchase 232,000 shares of Common Stock.

(5) Includes 651,548 shares of Common Stock held in various trusts for which the shareholder acts as a beneficiary, co-trustee or both, and immediately exercisable options to purchase 9,000 shares of Common Stock.

(6)Includes immediately exercisable options to purchase 38,000 shares of Common Stock.

(7) Includes immediately exercisable options to purchase 28,000 shares of Common Stock.

(8) Includes immediately exercisable options to purchase 9,000 shares of Common Stock.

(9) Includes immediately exercisable options to purchase 9,000 shares of Common Stock. See also Note (5) under "Security Ownership of Certain Beneficial Owners and Management -Principal Shareholders."

(10) Includes immediately exercisable options to purchase 118,000 shares of Common Stock. See Note (6) under "Security Ownership of Certain Beneficial Owners and Management -Principal Shareholders."

(11) Includes immediately exercisable options to purchase 9,000 shares of Common Stock.

(12) Includes immediately exercisable option to purchase 42,000 shares of Common Stock.

(13) Includes immediately exercisable options to purchase 9,000 shares of Common Stock.

(14) Includes immediately exercisable options to purchase 7,500 shares of Common Stock. Also see Notes (2), (3), and (4) under "Security Ownership of Certain Beneficial Owners and Management -Principal Shareholders."

                                IV. OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any matters to be presented at the Annual Meeting other than those specifically set forth herein. However, if other proper matters should come before the Annual Meeting, or any adjournment thereof, the persons named in the enclosed Proxy intend to vote the shares represented by all Proxies held by them in accordance with their best judgment.

         The proxy for the 2000 annual meeting of shareholders will confer on the proxy holders discretionary authority to vote on any matter proposed by any shareholder for consideration at the meeting. The Proxy Statement for the 2000 annual meeting will state how the proxy holders will vote with respect to any matter proposed by a shareholder if the Company receives written notice of the proposal from the proponent on or before March 12, 2000. The notice must be submitted in writing and mailed by certified mail to the Company Secretary at the Company's principal executive office.

          The Company's Annual Report, including financial statements, is being mailed, together with this Proxy Statement, to all stockholders entitled to vote at the Annual Meeting. Such Annual Report is not to be considered, however, part of this proxy solicitation material. Any stockholder who wishes to receive a copy of the Form 10-K filed by the Company with the Securities and Exchange Commission may obtain a copy without charge by writing to the Company. Requests should be directed to the Secretary at the Company's principal executive office.

         Shareholders are urged to complete, sign and date the enclosed Proxy and return it as promptly as possible in the envelope enclosed for that purpose. The Proxy does not affect the right to vote in person at the Annual Meeting.

                                       By order of the Board of Directors


                                       J. Michael Gottschalk, Secretary

Omaha, Nebraska
April 27, 1999



                                 REVOCABLE PROXY
                      ACCEPTANCE INSURANCE COMPANIES INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 27, 1999

          The undersigned, a shareholder of Acceptance Insurance Companies Inc. ( the "Company"), hereby appoints Kenneth C. Coon and J. Michael Gottschalk, and each of them, attorneys, agents and proxies, with full power of substitutions to each, for and in the name of the undersigned to vote, a designated on the reserve side, all shares of Common Stock of the Company which the undersigned would be entitled May 27, 1999, at 10:00 a.m., Local Time, and at any adjournments thereof.

ELECTION OF DIRECTORS, Nominees:

Jay A. Bielfield, Kenneth C. Coon, Edward E Elliott, Jr., Robert LeBuhn, Michael R. McCarthy, John P. Nelson, R.L. Richards, David L. Treadwell, Doug T. Valassis

                                   (change of address)
                                    _______________________________

                                    _______________________________

                                    _______________________________

                                    _______________________________
                                    (If you have written in the above space,
                                     please mark the corresponding box on the reverse side of this card.)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. None of the matters intended to be acted upon by this proxy are related to or conditioned upon approval of other matters. The proxies cannot vote your shares unless you sign and return this Card.

                                                            SEE REVERSE
                                                                SIDE

[X] Please mark your votes                        SHARES IN YOUR NAME
    as in this example.

1.  Election of
    Directors                 FOR[  ]          WITHHELD [  ]
      (see reverse)

    For, except vote withheld from the following nominee(s):


2.  Ratification of           FOR [  ]    AGAINST [  ]  ABSTAIN [  ]
    appointment of
    Deloitte & Touche
    LLP as the
    Company's Principal
    Independent Public
    Accountants

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN AND FOR ALL OTHER PROPOSALS SUBMITTED TO THE SHAREHOLDERS IN THIS PROXY. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR ALL OTHER PROPOSALS SUBMITTED TO THE SHAREHOLDERS IN THIS PROXY. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE, OR, FOR GOOD CAUSE, WILL NOT SERVE.

     The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and ratifies all that the proxies or any of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.


                                        Change   [  ]
                                         of
                                        Address

SIGNATURE (S)____________________________   DATE________________

SIGNATURE (S)____________________________   DATE________________
              Joint Owner, if any

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or gaurdian, please give full title as such.

                                   PLEASE MARK, SIGN, DATE AND RETURN THIS
                                   PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE. SHAREHOLDERS SHOULD NOT SEND ANY
                                   STOCK CERTUFUCATES WITH THEIR PROXY CARDS.